SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

J&J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	000-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

6000 Central Highway, Pennsauken, New Jersey 08109
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JJSF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Annual Meeting of Shareholders held on February 10, 2021 of J & J Snack Foods Corp. (the “Company”), the Company’s shareholders approved amendments to the Company’s 2017 Stock Option Plan in the form of an Amended and Restated Long Term Incentive Plan (the “Plan”) to add additional types of awards to the Plan consisting of restricted stock, restricted stock units, performance awards, deferred stock units, and dividend equivalent rights. The shares underlying the Plan have not been changed and generally no other changes except providing for additional forms of awards have been made.

The above summary is qualified by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting at the Annual Meeting of Shareholders held on February 10, 2021 is as follows:

Proposal 1	Votes For	Withheld
Election of Peter G. Stanley as Director	14,072,713	3,036,643

Proposal 2	Votes For	Votes Against	Votes Abstain	Broker Non-votes
Advisory Vote on the Approval of the Compensation of Executives	14,681,049	2,412,409	15,898	0

Proposal 3	Votes For	Votes Against	Votes Abstained	Broker non-votes
Approval of the Amended and Restated Long Term Incentive Plan	16,889,959	202,356	17,041	0

The Company had 18,955,730 shares outstanding on December 14, 2020, the record date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description Amended and Restated Long Term Incentive Plan

10.1	Amended and Restated Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: February 12, 2021	By:	/s/ Marjorie S. Roshkoff
Name Marjorie S. Roshkoff, Esquire
Title V.P. General Counsel and Corporate Secretary